Exhibit 31.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Michael Cunningham, certify that:
1.I have reviewed this Annual Report on Form 10-K/A of Greenbacker Renewable Energy Company LLC;
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: April 30, 2026

Greenbacker Renewable Energy Company LLC
/s/ Michael Cunningham
Michael Cunningham Senior Vice President, Chief Accounting Officer principal accounting officer, performing the duties of principal financial officer